Filed pursuant to Rule 497(e)
File Nos. 333-201530; 811-23024

Pacer Benchmark Industrial Real Estate SCTRSM ETF (INDS)
(the “Fund”)

March 17, 2022
Supplement to the Summary Prospectus and Prospectus,
each dated August 31, 2021, as previously supplemented
Effective with the March 2022 rebalance and reconstitution of the Fund’s underlying index, the following changes are made to the Fund’s Summary Prospectus and Prospectus.
The following replaces the first sentence of the first paragraph of the “Principal Investment Strategies of the Fund—The Index” section on page 2 of the Summary Prospectus and page 129 of the Prospectus:
The Index is generally composed of the equity securities of developed markets companies that derive at least 85% of their earnings or revenues from real estate operations in the industrial real estate sector (“Industrial Companies”), including companies that derive at least 85% of their earnings or revenues from self-storage real estate operations (“Self-Storage Companies”).
The following supplements the “Principal Risks of Investing in the Fund” section beginning on page 2 of the Summary Prospectus and beginning on page 130 of the Prospectus:
•Currency Exchange Rate Risk. The Fund’s assets may include investments denominated in non-U.S. currencies, such as the euro, or in securities or other assets that provide exposure to such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.
•Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.
•Geographic Concentration Risk. To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.
◦Risks Related to Investing in Canada. The Canadian economy is reliant on the sale of natural resources and commodities, which can pose risks such as the fluctuation of prices and the variability of demand for exportation of such products. Changes in spending on Canadian products by the economies of other countries or changes in any of these economies may cause a significant impact on the Canadian economy.
The following replaces the “ETF Risks—Shares of the Fund May Trade at Prices Other Than NAV” disclosure on page 3 of the Summary Prospectus and pages 130-131 of the Prospectus:
◦Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. The price of shares of the Fund, like the price of all traded securities, will be subject to factors such as supply and demand, as well as the current value of the Fund’s portfolio holdings. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Fund trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs.

Filed pursuant to Rule 497(e)
File Nos. 333-201530; 811-23024

The following replaces the “Additional Information About the Funds—Additional Information about the Principal Risks of Investing in the Funds” table with respect to the Fund on page 196 of the Prospectus:

INDS
Alternator Strategy Risk
— High Beta Risk
— Low Volatility Risk
— Momentum Investing Risk
— Quality Investing Risk
— Value Investing Risk
Calculation Methodology Risk	X
Concentration Risk	X
Currency Exchange Rate Risk	X
Equity Market Risk	X
ETF Risks	X
Foreign Securities Risk	X
Geographic Concentration Risk	X
— Risks Related to Investing in Canada	X
High Portfolio Turnover Risk
International Operations Risk	X
Large-Capitalization Investing Risk	X
Limited Operating History	X
Mid-Capitalization Investing Risk	X
New Fund Risk
Non-Diversification Risk	X
Passive Investment Risk	X
Real Estate Companies Risk	X
REIT Investment Risk	X
Sector Risk
Small-Capitalization Investing Risk	X
Tax Risk	X
Tracking Risk	X
The following supplements the “Geographic Concentration Risk” in the “Additional Information About the Funds—Additional Information about the Principal Risks of Investing in the Funds” section beginning on page 196 of the Prospectus.
◦Risks Related to Investing in Canada. The Canadian economy is reliant on the sale of natural resources and commodities, which can pose risks such as the fluctuation of prices and the variability of demand for exportation of such products. Changes in spending on Canadian products by the economies of other countries or changes in any of these economies may cause a significant impact on the Canadian economy.

Please retain this Supplement with your Summary Prospectus and Prospectus for future reference.
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